AXS Alternative Growth Fund

Class A Shares: EEHAX

Class I Shares: EEHIX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated November 9, 2022 to the

Prospectus and Statement of Additional Information (“SAI”),

each dated February 1, 2022, as supplemented;

and the Summary Prospectus dated February 4, 2022, as supplemented.

The Board of Trustees of the Trust has approved a Plan of Liquidation for the AXS Alternative Growth Fund (the “Fund”). The Plan of Liquidation authorizes the termination, liquidation and dissolution of the Fund. In order to perform such liquidation, effective immediately the Fund is closed to all new investment.

The Fund will be liquidated on or about November 30, 2022 (the “Liquidation Date”), and shareholders may redeem their shares until the Liquidation Date. Redemptions made on or after the date of this Supplement will not be subject to any redemption fee that would otherwise be applicable on or promptly after the Liquidation Date, the Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved.

In anticipation of the liquidation of the Fund, Ampersand Investment Management LLC, the Fund’s sub-advisor, may manage the Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

Please contact the Fund at 1-833-AXS-ALTS (1-833-297-2587) if you have any questions or need assistance.

Please file this Supplement with your records.